Supplemental Information Second Quarter 2023

2 Table of Contents Page Company Highlights 5 Financial Information 8 Debt & Capitalization 23 Leasing Activity & Asset Management 29 Components of Net Asset Value 31 Property Information 33 Portfolio Characteristics 38 Notes & Definitions 58

3 Disclaimer Disclaimer on Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward- looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; recent and ongoing disruption in the debt and banking markets; occupancy, rent deferrals and the financial condition of our tenants; whether work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing, including the ability to maintain the commitments under our revolving credit facility, and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; and other factors, including those risks disclosed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this document, except as required by applicable law. We caution investors not to place undue reliance on any forward-looking statements, which are based only on information currently available to us. Notice Regarding Non-GAAP Financial Measures. In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.

Company Highlights

5 High-Quality Portfolio of Office & Industrial Properties Net-Leased to a Diversified Pool of Creditworthy Tenants4 73 Properties 18.2M Square Feet 24 States 96.0%3 Leased 24%/56%/20%1 Industrial/ Office/Other 6.5 Years1 WALT 63.5%1,2 Investment Grade 2.0% Avg. Annual Rent Escalations 1 Weighted average based on ABR. 2 Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of investment grade in "Notes and Definitions." 3 Based on rentable square feet. 4 Peakstone Realty Trust has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners. Office Industrial Wholly-Owned Portfolio Snapshot As of June 30, 2023 Unaudited Unaudited

Wholly-Owned Portfolio
As of June 30, 2023

(Unaudited, USD in thousands)	Number of Properties	Economic Occupancy[1]	Total Rentable Square Feet	WALT (years)[2]	Annualized Base Rent	Investment Grade by Segment[3]
Industrial[4]	19	100.0 %	9,001,800	6.6	$ 48,358	73.9 %
Office[5]	35	97.0	5,684,400	7.9	112,304	64.9
TOTAL / WEIGHTED AVERAGE INDUSTRIAL AND OFFICE	**54**	**98.8 %**	**14,686,200**	**7.5**	**160,662**	**67.6 %**
Other[6]	19	81.2	3,559,700	2.7	41,143	47.7
TOTAL / WEIGHTED AVERAGE PORTFOLIO	**73**	**95.4 %**	**18,245,900** [7]	**6.5**	**$ 201,805**	**63.5 %**

[1] Based on rentable square feet.
[2] Weighted average based on ABR.
[3] Weighted average based on ABR. Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of investment grade in "Notes and Definitions."
[4] The Industrial segment consists of high-quality, well-located industrial properties with modern specifications.
[5] The Office segment consists of newer, high-quality, and business-essential office properties.
[6] The Other segment consists of vacant and non-core properties, together with other properties in the same cross-collateralized loan pools. This segment includes properties that are either non-stabilized, leased to tenants with shorter lease terms or are being evaluated for repositioning, re-leasing or potential sale.
[7] Excludes approximately 9K of square feet subject to leases with third parties for building amenities that do not generate net rent (e.g., health clubs and management offices).

Peakstone
REALTY TRUST

6

7 Consolidated Leverage $394.6 million40.8% Net Debt + Preferred / Total Gross Real Estate (consol.) $(0.27) / $0.73 FFO/AFFO Per Share/Unit2 6.6x Net Debt + Preferred / Normalized EBITDAre (consol.)4 Total Revenues $62.5 million Same Store Cash NOI3 Liquidity5 1 Calculated based on weighted average number of common shares outstanding - basic and diluted of 35,922,706. Net Income Attributable to Common Shareholders includes $21.3 million of transaction expenses related to the Listing, $2.0 million of expenses related to employee separation, and $397.4 million of non-cash impairment. 2 Calculated based on weighted average number of common shares outstanding - basic and diluted of 35,922,706 and weighted average number of OP Units outstanding of 3,528,666 for a total of 39,451,372 shares. Excluding the approximately $28.3 million of non- recurring expenses, FFO for the second quarter would have been approximately $17.6 million, or $0.45 per basic and diluted share. FFO and AFFO are non-GAAP financial measures. See slide 19 for reconciliations. 3 Same Store Cash NOI is a non-GAAP financial measure. See slide 18 for reconciliation. 4 See slide 24 for Net Debt + Preferred details. See Slide 20 for Normalized EBITDAre calculation. 5 See"Debt & Capitalization" section for liquidity calculation. 6 Based on rentable square feet. 95.4%/96.0% Occupied/Leased6 Second Quarter Highlights • Sold five properties for $130.8 million of gross disposition proceeds. • Redeemed all issued and outstanding preferred shares (being 5 million Series A Preferred Shares which were issued and held by a third-party international investor). • Listed our common shares on the New York Stock Exchange ("NYSE") under the ticker "PKST" (the "Listing"). • Board of Trustees declared $0.225 per common share dividend for the second quarter. Second Quarter 2023 Highlights (unaudited) Net Income Attributable to Common Shareholders Per Share1 $(11.59) Debt Ratio $48.0 million

Financial Information

Selected Financial Data

(Unaudited, USD in thousands, except per share metrics)	6/30/2023	3/31/2023	For the Quarter Ended 12/31/2022	9/30/2022	6/30/2022
SELECTED FINANCIAL DATA					
Net income attributable to common shareholders per share - basic and diluted[1]	$ (11.59)	$ 0.17	$ (6.34)	$ (3.08)	$ (2.00)
FFO per share/unit - basic and diluted[2]	$ (0.27)	$ 0.37	$ (3.09)	$ 0.68	$ 1.43
AFFO per share/unit - basic and diluted[2]	$ 0.73	$ 0.68	$ 0.75	$ 1.08	$ 1.57
Interest expense	$ 16,068	$ 17,014	$ 16,501	$ 24,283	$ 22,366
Operating margin	76.1 %	79.9 %	78.9 %	76.0 %	78.2 %
Normalized EBITDAre[3]	$ 56,898	$ 58,383	$ 57,924	$ 64,350	$ 86,861
Adjusted EBITDA[3]	$ 40,095	$ 41,144	$ 42,553	$ 67,968	$ 84,151
WHOLLY-OWNED PORTFOLIO STATISTICS					
Rentable Square Feet[4]	18,245,900	18,973,500	19,889,700	21,058,200	29,159,400
Economic Occupancy	95.4 %	94.6 %	94.8 %	95.1 %	92.7 %
Leased (based on rentable square feet)	96.0 %	95.3 %	95.5 %	95.6 %	93.0 %
CAPITALIZATION					
Outstanding Common Shares	35,924,476	36,006,922	35,999,898	36,007,433	36,082,283
Weighted average number of common shares outstanding - basic and diluted	35,922,706	35,999,325	35,999,203	36,081,363	36,079,905
Weighted-average outstanding OP Units	3,528,666	3,537,654	3,537,654	3,537,654	3,537,654
Series A Preferred Shares[5]	—	5,000,000	5,000,000	5,000,000	5,000,000
Total Consolidated Debt	$ 1,467,146	$ 1,468,930	$ 1,489,803	$ 1,491,689	$ 2,536,910
Total Cash, Cash Equivalents and Restricted Cash	$ 363,668	$ 370,209	$ 237,944	$ 87,883	$ 222,293

[1] Calculated based on weighted average number of common shares outstanding - basic and diluted of 35,922,706.
[2] Calculated based on weighted average number of common shares outstanding - basic and diluted of 35,922,706 and weighted average number of OP Units outstanding of 3,528,666 for a total of 39,451,372 shares. FFO and AFFO are non-gaap financial measures. See slide 19 for reconciliations.
[3] EBITDA is a non-GAAP financial measure. See slide 20 for reconciliations.
[4] Excludes approximately 9K of square feet subject to leases with third parties for building amenities that do not generate net rent (e.g., health clubs and management offices).
[5] On April 10, 2023, the Company redeemed all issued and outstanding preferred shares (5mm Series A Preferred Shares which were issued to and held by a third-party international investor).

Peakstone REALTY TRUST

9

10 For the Quarter Ended (Unaudited, USD in thousands) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 REVENUES BY SEGMENT Industrial $ 13,981 $ 14,594 $ 15,945 $ 15,095 $ 14,807 Office 34,999 39,189 45,643 72,128 93,494 Industrial and Office Total 48,980 53,783 61,588 87,223 108,301 Other 13,560 13,190 14,305 14,107 14,772 Total Revenues $ 62,540 $ 66,973 $ 75,893 $ 101,330 $ 123,073 NOI BY SEGMENT1 Industrial $ 12,320 $ 12,630 $ 13,564 $ 13,389 $ 13,111 Office 28,923 32,852 37,320 54,374 72,784 Industrial and Office Total 41,243 45,482 50,884 67,763 85,895 Other 8,403 8,037 8,998 9,291 10,316 Total NOI $ 49,646 $ 53,519 $ 59,882 $ 77,054 $ 96,211 CASH NOI BY SEGMENT1 Industrial $ 12,117 $ 12,394 $ 13,300 $ 12,846 $ 12,798 Office 26,885 29,396 32,723 52,782 71,071 Industrial and Office Total 39,002 41,790 46,023 65,628 83,869 Other 8,564 8,226 8,626 8,336 9,687 Total Cash NOI $ 47,566 $ 50,016 $ 54,649 $ 73,964 $ 93,556 Selected Financial Data (continued) 1 NOI and Cash NOI are non-gaap financial measures. See slide 16 for reconciliations of net income to NOI and Cash NOI for the periods ending 6/30/2023 and 6/30/2022 and slide 62 for reconciliations of net income to NOI and Cash NOI for the interim periods ending 3/31/2023, 12/31/2022, and 9/30/2022.

Consolidated Statement of Operations

(Unaudited, USD in thousands, except per share metrics)	6/30/2023	3/31/2023	For the Quarter Ended 12/31/2022	9/30/2022	6/30/2022
REVENUES					
Rental income	$ 62,540	$ 66,973	$ 75,893	$ 101,330	$ 123,073
EXPENSES					
Property operating expense	6,919	7,110	9,357	13,716	14,335
Property tax expense	5,545	5,822	6,065	9,737	11,482
Property management fees	430	522	589	823	1,045
General and administrative expenses	12,030 [1]	9,728	11,532	9,521	8,750
Corporate operating expenses to related parties	341	378	284	140	416
Depreciation and amortization	30,472	31,356	35,275	42,628	59,980
Real estate impairment provision	397,373	–	41,323	10,697	75,557
Total expenses	453,110	54,916	104,425	87,262	171,565
(Loss) Income before other income and (expenses)	(390,570)	12,057	(28,532)	14,068	(48,492)
OTHER INCOME (EXPENSES)					
Interest expense	(16,068)	(17,014)	(16,501)	(24,283)	(22,366)
Other income (loss), net	2,747	1,212	(355)	(162)	(196)
Extinguishment of debt	–	–	–	(13,249)	–
Net loss from investment in unconsolidated entity	(17,508)	(14,661)	(9,993)	–	–
Gain (loss) from disposition of assets, net	(9,701)	30,610	(43,767)	(95,513)	–
Goodwill impairment provision	–	–	(135,270)	–	–
Transaction expenses	(21,303) [2]	(3,187)	(13,724)	(234)	(5,545)
NET (LOSS) INCOME	(452,403)	9,017	(248,142)	(119,373)	(76,599)
Distributions to redeemable preferred shareholders	–	(2,376)	(2,516)	(2,516)	(2,516)
Preferred units redemption	(4,970) [3]	–	–	–	–
Net loss (income) attributable to noncontrolling interests	40,909	(585)	22,071	10,710	6,952
Net (loss) income attributable to controlling interests	(416,464)	6,056	(228,587)	(111,179)	(72,163)
Distributions to redeemable noncontrolling interests attributable to common shareholders	(13)	(23)	(45)	(45)	(44)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	**$ (416,477)**	**$ 6,033**	**$ (228,632)**	**$ (111,224)**	**$ (72,207)**
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS PER BASIC & DILUTED SHARE	**$ (11.59)**	**$ 0.17**	**$ (6.34)**	**$ (3.08)**	**$ (2.00)**
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED	**35,922,706**	**35,999,325**	**35,999,203**	**36,081,363**	**36,079,905**

[1] Includes approximately $2.0 million of employee severance related to the recent departure of one of the Company's former officers and $0.3 million due to the timing of deferred compensation.
[2] Includes approximately $21.3 million in various banking, advisory, legal, and filing fees for the Listing.
[3] Represents write-off of capitalized offering costs related to the initial issuance of the Series A Preferred Shares, which were written off during the quarter as a non-cash expense as a result of the redemption.

Peakstone REALTY TRUST

11

12 As of (Unaudited, USD in thousands) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 ASSETS Cash and cash equivalents $ 360,626 $ 368,210 $ 233,180 $ 75,838 $ 202,655 Restricted cash 3,042 1,999 4,764 12,045 19,638 Real estate Land 245,872 316,341 327,408 380,998 573,306 Building and improvements 2,045,409 2,523,243 2,631,965 2,865,548 4,029,828 Tenant origination and absorption cost 421,795 524,750 535,889 598,662 853,542 Construction in progress 1,576 8,223 1,994 2,795 4,581 TOTAL REAL ESTATE 2,714,652 3,372,557 3,497,256 3,848,003 5,461,257 Less accumulated depreciation and amortization (526,085) (638,428) (644,639) (682,814) (1,066,176) Total real estate, net 2,188,567 2,734,129 2,852,617 3,165,189 4,395,081 Investments in unconsolidated entity 146,395 164,876 178,647 194,485 — Intangible assets, net 31,315 32,870 33,861 35,281 40,179 Deferred rent receivable 63,053 69,677 79,572 81,156 111,507 Deferred leasing costs, net 17,432 20,262 26,507 26,268 48,835 Goodwill 94,678 94,678 94,678 229,948 229,948 Due from related parties — — — 226 226 Right of use asset 34,615 35,013 35,453 35,894 39,997 Interest rate swap asset 41,046 33,038 41,404 42,724 21,905 Other assets 29,457 29,854 31,877 35,347 39,045 Real estate assets and other assets held for sale, net — — 20,816 — — TOTAL ASSETS $ 3,010,226 $ 3,584,606 $ 3,633,376 $ 3,934,401 $ 5,149,016 Consolidated Balance Sheet

13 As of (Unaudited, USD in thousands) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 LIABILITIES AND EQUITY Debt, net $ 1,460,536 $ 1,461,584 $ 1,485,402 $ 1,486,783 $ 2,529,228 Restricted reserves 627 627 627 7,150 8,417 Distributions payable 8,295 5,164 12,402 12,111 12,078 Due to related parties 1,043 876 1,458 1,636 1,690 Intangible liabilities, net 17,989 19,818 20,658 22,989 27,420 Lease liability 46,368 46,320 46,519 46,598 52,244 Accrued expenses and other liabilities 80,542 79,114 80,175 85,096 110,815 TOTAL LIABILITIES 1,615,400 1,613,503 1,647,241 1,662,363 2,741,892 Perpetual convertible preferred shares1 — 125,000 125,000 125,000 125,000 Noncontrolling interests subject to redemption — 3,801 3,812 3,812 4,671 SHAREHOLDERS’ EQUITY Common Shares 36 36 36 36 36 Additional paid-in capital 2,959,011 2,950,706 2,948,600 2,952,907 2,955,221 Cumulative distributions (1,059,668) (1,051,551) (1,036,678) (1,007,957) (979,028) Accumulated (loss) income (680,369) (263,893) (269,926) (41,293) 69,927 Accumulated other comprehensive income (loss) 40,282 33,847 40,636 40,097 21,078 TOTAL SHAREHOLDERS’ EQUITY 1,259,292 1,669,145 1,682,668 1,943,790 2,067,234 Noncontrolling interests 135,534 173,157 174,655 199,436 210,219 TOTAL EQUITY 1,394,826 1,842,302 1,857,323 2,143,226 2,277,453 TOTAL LIABILITIES AND EQUITY $ 3,010,226 $ 3,584,606 $ 3,633,376 $ 3,934,401 $ 5,149,016 Consolidated Balance Sheet (continued) 1 On April 10, 2023, the Company redeemed all issued and outstanding preferred shares (5mm Series A Preferred Shares which were issued to and held by a third-party international investor).

14 For the Quarter Ended 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 (Unaudited, USD in thousands) Net (loss) income $ (452,403) $ 9,017 $ (248,142) $ (119,373) $ (76,599) General and administrative 12,030 9,728 11,532 9,521 8,750 Corporate operating expenses to related parties 341 378 284 140 416 Real estate impairment provision 397,373 — 41,323 10,697 75,557 Depreciation and amortization 30,472 31,356 35,275 42,628 59,980 Interest expense 16,068 17,014 16,501 24,283 22,366 Debt breakfage cost — — — 13,249 — Other loss (income), net (2,747) (1,212) 355 162 196 Loss from investment in unconsolidated entities 17,508 14,661 9,993 — Loss (gain) from disposition of assets 9,701 (30,610) 43,767 95,513 — Goodwill impairment provision — — 135,270 — — Transaction expenses 21,303 3,187 13,724 234 5,545 Total NOI $ 49,646 $ 53,519 $ 59,882 $ 77,054 $ 96,211 Non-GAAP Financial Measures Reconciliation of Net Income to Total NOI Quarter Ended 1The decrease in NOI of $3.9 million from Q1'23 to Q2'23 is primarily due to a a decrease of $4.4 million in rental income, offset by a decrease of $0.6 million in expenses, driven by the dispositions of properties in Q2 and Q1.

15 For the Six Months Ended 6/30/2023 6/30/2022 (Unaudited, USD in thousands) Net (loss) income $ (443,384) $ (73,869) General and administrative 21,758 17,942 Corporate operating expenses to related parties 718 926 Real estate impairment provision 397,373 75,557 Depreciation and amortization 61,827 112,843 Interest expense 33,082 44,032 Other loss (income), net (3,959) 426 Loss from investment in unconsolidated entities 32,169 — Loss (gain) from disposition of assets (20,909) — Transaction expenses 24,490 8,428 Total NOI $ 103,165 $ 186,285 Non-GAAP Financial Measures Reconciliation of Net Income to Total NOI Six Months Ended

Non-GAAP Financial Measures (continued)

NOI and Cash NOI
Quarter Ended

(Unaudited, USD in thousands)	For the Quarter Ended 6/30/2023					For the Quarter Ended 6/30/2022				
	Industrial	Office	Industrial and Office Total	Other	Total Portfolio	Industrial	Office	Industrial and OfficeTotal	Other	Total Portfolio
Revenue	$ 13,981	34,999	$ 48,980	$ 13,560	$ 62,540	$ 14,807	$ 93,494	$ 108,301	$ 14,772	$ 123,073
Operating Property Expense	(585)	(3,448)	(4,033)	(2,886)	(6,919)	(602)	(11,377)	(11,979)	(2,356)	(14,335)
Property Tax Expense	(1,013)	(2,480)	(3,493)	(2,052)	(5,545)	(1,031)	(8,582)	(9,613)	(1,869)	(11,482)
Property Management Fees	(63)	(148)	(211)	(219)	(430)	(63)	(751)	(814)	(231)	(1,045)
TOTAL NOI	12,320	28,923	41,243	8,403	49,646	13,111	72,784	85,895	10,316	96,211
NON-CASH ADJUSTMENTS:										
Straight Line Rent	(107)	(2,831)	(2,938)	293	(2,645)	(211)	(2,666)	(2,877)	245	(2,632)
In-Place Lease Amortization	(96)	(67)	(163)	(128)	(291)	(102)	(213)	(315)	(117)	(432)
Deferred Termination Income	—	—	—	—	—	—	—	—	(758)	(758)
Deferred Ground/Office Lease	—	439	439	(4)	435	—	510	510	1	511
Other Intangible Amortization	—	372	372	—	372	—	372	372	—	372
Inducement Amortization	—	49	49	—	49	—	284	284	—	284
TOTAL CASH NOI	$ 12,117	$ 26,885	$ 39,002	$ 8,564	$ 47,566	$ 12,798	$ 71,071	$ 83,869	$ 9,687	$ 93,556

Peakstone REALTY TRUST

16

Non-GAAP Financial Measures (continued)

NOI and Cash NOI
Six Months Ended

(Unaudited, USD in thousands)	For the Six Months Ended 6/30/2023					For the Six Months Ended 6/30/2022				
	Industrial	Office	Industrial and Office Total	Other	Total Portfolio	Industrial	Office	Industrial and Office Total	Other	Total Portfolio
Revenue	$ 28,575	$ 74,188	$ 102,763	$ 26,750	$ 129,513	$ 30,307	$ 179,339	$ 209,646	$ 29,616	$ 239,262
Operating Property Expense	(1,427)	(6,842)	(8,269)	(5,760)	(14,029)	(1,598)	(22,828)	(24,426)	(4,952)	(29,378)
Property Tax Expense	(2,072)	(5,186)	(7,258)	(4,109)	(11,367)	(2,059)	(15,745)	(17,804)	(3,711)	(21,515)
Property Management Fees	(126)	(386)	(512)	(440)	(952)	(126)	(1,497)	(1,623)	(461)	(2,084)
TOTAL NOI	24,950	61,774	86,724	16,441	103,165	26,524	139,269	165,793	20,492	186,285
NON-CASH ADJUSTMENTS:										
Straight Line Rent	(224)	(7,288)	(7,512)	608	(6,904)	(426)	(5,183)	(5,609)	438	(5,171)
In-Place Lease Amortization	(190)	31	(159)	(254)	(413)	(189)	(424)	(613)	(233)	(846)
Deferred Termination Income	(24)	—	(24)	—	(24)	—	—	—	(1,516)	(1,516)
Deferred Ground/Office Lease	—	872	872	(4)	868	—	1,022	1,022	5	1,027
Other Intangible Amortization	—	741	741	—	741	—	741	741	—	741
Inducement Amortization	—	150	150	—	150	—	353	353	—	353
TOTAL CASH NOI	$ 24,512	$ 56,280	$ 80,792	$ 16,791	$ 97,583	$ 25,909	$ 135,778	$ 161,687	$ 19,186	$ 180,873

Peakstone REALTY TRUST

17

Non-GAAP Financial Measures (continued)

Same Store NOI and Cash NOI

(Unaudited, USD in thousands)	For the Quarter Ended 6/30/2023	For the Quarter Ended 6/30/2022	For the Six Months Ended 6/30/2023	For the Six Months Ended 6/30/2022
CASH NOI ALLOCATION				
Industrial	$ 12,117	$ 12,798	$ 24,512	$ 25,909
Office	26,885	71,071	56,280	$ 135,778
Industrial and Office Total	**$ 39,002**	**$ 83,869**	**$ 161,687**	**$ 161,687**
Other	8,564	9,687	16,791	19,186
TOTAL CASH NOI	**$ 47,566**	**$ 93,556**	**$ 97,583**	**180,873**
SAME STORE CASH NOI ADJUSTMENTS				
Recently acquired properties	–	–	–	–
Recently disposed properties	529	(38,249)	(672)	(76,665)
Inducement Adjustment	(49)	(284)	(150)	(353)
TOTAL SAME STORE CASH NOI ADJUSTMENTS	480	(38,533)	(822)	(77,018)
TOTAL SAME STORE CASH NOI	**$ 48,046**	**$ 55,023**	**$ 96,761**	**$ 103,855**
SAME STORE CASH NOI				
Industrial	$ 12,124	$ 11,655	$ 24,205	$ 23,626
Office	26,999	33,737	54,918	60,995
Industrial and Office Total	**$ 39,123**	**$ 45,392**	**$ 79,123**	**$ 84,621**
Other	8,923	9,631	17,638	19,234
TOTAL SAME STORE CASH NOI	**$ 48,046**	**$ 55,023**	**$ 96,761**	**$ 103,855**
Change in Same Store Cash NOI ($)	$ (6,977)		$ (7,094)	
Change in Same Store Cash NOI (%)	(12.7)% [1]		(6.8)% [1]	
Change in Same Store Cash NOI excluding non-recurring items[2]	2.5 % [2]		1.1 % [2]	
NUMBER OF SAME STORE PROPERTIES	**73**		**73**	
TOTAL SAME STORE SQUARE FEET	**18,245,900**		**18,245,900**	
SAME STORE ECONOMIC OCCUPANCY	**95.4 %**		**95.4 %**	

[1] For both the three and six months ended June 30, 2023, the decrease in same store Cash NOI is primarily due to $8.2 million decrease in termination income received in connection with certain tenants exercising early lease termination rights and offset by a net increase in cash rent for the remaining assets in both periods.

[2] Excludes $8.2 million of termination income.

Peakstone REALTY TRUST

18

Non-GAAP Financial Measures (continued)

FFO and AFFO

(Unaudited, USD in thousands, except per share metrics)

Reconciliation of Net Income to Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

	For the Quarter Ended 6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
GAAP NET (LOSS) INCOME	$ (452,403)	$ 9,017	$ (248,142)	$ (119,373)	$ (76,599)
Depreciation of building and improvements	19,538	20,054	22,336	26,268	32,494
Amortization of leasing costs and intangibles	11,031	11,397	13,037	16,456	27,575
Impairment provision, real estate	397,373	—	41,323	10,697	75,557
Equity interest of depreciation of building and improvements - unconsolidated entities	9,020	7,238	4,643	—	—
(Gain)/Loss from disposition of assets, net	9,701	(30,610)	43,767	95,513	—
Company's share of loss on sale of unconsolidated entity	—	—	3,558	—	—
FFO	$ **(5,740)**	$ **17,096**	$ **(119,478)**	$ **29,561**	$ **59,027**
Distribution to redeemable preferred shareholders	—	(2,375)	(2,515)	(2,516)	(2,516)
Preferred unit redemption charge	(4,970)	—	—	—	—
FFO attributable to common shareholders and limited partners	$ **(10,710)**	$ **14,721**	$ **(121,993)**	$ **27,045**	$ **56,511**
Reconciliation of FFO to AFFO:					
FFO attributable to common shareholders and limited partners	$ (10,710)	$ 14,721	$ (121,993)	$ 27,045	$ 56,511
Revenues in excess of cash received, net	(2,644)	(4,283)	(5,199)	(3,521)	(3,389)
Amortization of share-based compensation	2,626	2,556	3,433	2,698	1,685
Deferred rent - ground lease	435	433	433	490	511
Unrealized loss (gain) on investments	(5)	(32)	15	22	68
Amortization of above/(below) market rent, net	(291)	(122)	(923)	(436)	(432)
Amortization of debt premium/(discount), net	83	102	103	103	102
Amortization of ground leasehold interests	(97)	368	(98)	(95)	(90)
Amortization of below tax benefit amortization	372	(96)	377	377	372
Amortization of deferred financing costs	655	1,274	993	920	840
Company's share of amortization of deferred financing costs- unconsolidated entity	10,655	9,632	3,740	—	—
Company's share of revenues in excess of cash received (straight-line rents) - unconsolidated entity	(750)	(826)	(257)	—	—
Company's share of amortization of above market rent - unconsolidated entity	(26)	(288)	(58)	—	—
Write-off of transaction costs	—	32	—	—	10
Employee separation expense	2,042 [1]	—	—	—	2
Loss on debt breakage costs — write-off of deferred financing costs	—	—	—	1,771	—
Transaction expenses	21,303 [1]	3,187	13,724	234	5,545
Impairment provision, goodwill	—	—	135,270	—	—
Debt breakage costs	—	—	—	13,249	—
Amortization of lease inducements	49	101	79	105	284
Preferred unit redemption charge	4,970 [1]	—	—	—	—
AFFO available to common shareholders and limited partners	$ **28,667**	$ **26,759**	$ **29,639**	$ **42,962**	$ **62,019**
FFO per share, basic and diluted	$ **(0.27)** [2]	$ **0.37**	$ **(3.09)**	$ **0.68**	$ **1.43**
AFFO per share, basic and diluted	$ **0.73**	$ **0.68**	$ **0.75**	$ **1.08**	$ **1.57**
Weighted-average common shares outstanding - basic and diluted EPS	35,922,706	35,999,325	35,999,203	36,081,363	36,079,905
Weighted-average OP Units	3,528,666	3,537,654	3,537,654	3,537,654	3,537,654
Weighted-average common shares and OP Units outstanding - basic and diluted FFO/AFFO	39,451,372	39,536,979	39,536,857	39,619,017	39,617,559

[1] Non-recurring expenses include $21.3 million of transaction expenses related to the Listing, $5.0 million of expenses related to the preferred redemption, and $2.0 million of expenses related to employee separation.

[2] Excluding the approximately $28.3 million of non-recurring expenses, FFO for the second quarter would have been approximately $17.6 million, or $0.45 per basic and diluted share.

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19

Non-GAAP Financial Measures (continued)

EBITDA, EBITDAre, Normalized EBITDAre & Adjusted EBITDA (per the credit facility)

(Unaudited, USD in thousands)	For the Quarter Ended 6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Reconciliation of Net income (loss) to EBITDAre					
Net (loss) income	$ (452,403)	$ 9,017	$ (248,142)	$ (119,373)	$ (76,599)
Interest	16,068	17,014	16,501	24,283	22,366
Depreciation and amortization	30,472	31,356	35,275	42,628	59,980
EBITDA	**(405,863)**	**57,387**	**(196,366)**	**(52,462)**	**5,747**
Loss (Gain) on sales of real estate, net	9,701	(30,610)	43,767	95,513	–
Extinguishment of debt	–	–	–	13,249	–
Loss on investment in unconsolidated entity	17,508	14,661	9,993	–	–
Impairment provision, real estate	397,373	–	41,323	10,697	75,557
Proportion share of adjustments for unconsolidated entities	15,251 [2]	13,468 [2]	5,121 [2]	–	–
EBITDAre	**33,970**	**54,906**	**(96,162)**	**66,997**	**81,304**
Adjustment for acquisitions and dispositions	(417)	(1,694)	(2,578)	(2,881)	–
Write-off of transaction costs	–	–	–	–	10
Employee separation expense	2,042	–	–	–	2
Adjustment for joint venture acquisition	–	1,984	7,670	–	–
Impairment provision, goodwill	–	–	135,270	–	–
Transaction expenses	21,303 [1]	3,187	13,724	234	5,545
Normalized EBITDAre	**56,898**	**58,383**	**57,924**	**64,350**	**86,861**
Reconciliation of Normalized EBITDAre to Adjusted EBITDA (per the credit facility)					
Amortization of deferred financing costs	655	1,274	993	2,691	840
Amortization of debt premium/(discount), net	83	102	103	103	102
Amortization of above/(below) market rent, net	(291)	(122)	(923)	(436)	(432)
Amortization of other intangibles	372	368	377	377	372
Income taxes	285	184	174	251	142
Property management fees	430	522	589	823	1,045
Deferred rent	(2,210)	(3,850)	(4,765)	(3,031)	(2,879)
Adjustment to Interest	(737)	(1,376)	(1,096)	613	(932)
Adjustment for write-off of transaction costs	–	–	–	–	(10)
Adjustment for unconsolidated joint venture	(15,251)	(15,452)	(12,791)	–	–
Reversal of adjustment for acquisitions and dispositions	417	1,694	2,578	2,881	–
Less: Capital reserves	(556)	(583)	(610)	(654)	(958)
Adjusted EBITDA (per the credit facility)	**$ 40,095**	**$ 41,144**	**$ 42,553**	**$ 67,968**	**$ 84,151**

[1] Include $21.3 million of strategic transaction expenses related to the listing.

[2] Refer to slide 21 for details around the Office Joint Venture. The Company's approximate 49% share of the Office Joint Venture's EBITDA, a non-GAAP measure, adjusts for amounts related to depreciation and amortization, interest, and other income (expenses), net.

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20

21 For the Quarter Ended (Unaudited, USD in thousands) 6/30/2023 1 3/31/20231 12/31/20221 9/30/2022 6/30/2022 Total revenues $ 49,917 $ 44,789 $ 16,500 $ — $ — Expenses: Operating expenses (16,611) (15,822) (5,550) — — General and administrative (2,174) (1,481) (500) — — Depreciation and amortization (18,411) (14,774) (9,476) — — Interest expense (49,990) 2 (42,992) 3 (15,735) 4 — — Other income (expenses), net 1,531 352 (387) — — Total Expenses (85,655) (74,717) (31,648) — — Net Loss $ (35,738) $ (29,928) $ (15,148) $ — $ — Pro rata share - Net Loss $ (17,508) $ (14,662) $ (7,421) $ — $ — Unconsolidated Office Joint Venture - Condensed Financial Information 1Amounts represent 100% of the Office Joint Venture and are presented on a one quarter lag. 2 Includes $21.8 million of amortization of deferred financing costs. 3Includes $19.7 million of amortization of deferred financing costs. 4Includes $7.6 million of amortization of deferred financing costs.

22 For the Quarter Ended (Unaudited, USD in thousands) 6/30/2023 % of NOI1 3/31/2023 % of NOI1 12/31/2022 % of NOI1 9/30/2022 % of NOI1 6/30/2022 % of NOI1 Maintenance Capital Expenditures by segment: Industrial $ 513 1.0% $ 83 0.2% $ 358 0.6% $ — — % $ — — % Office — — — — 776 1.3 409 0.6 882 0.9 Total Industrial and Office $ 513 1.0% $ 83 0.2% $ 1,134 1.9% $ 409 0.6% $ 882 0.9 % Other 35 0.1% 69 0.1% 12 — 2 — — — Total Maintenance Capital Expenditures $ 548 1.1% $ 152 0.3% $ 1,147 1.9% $ 411 0.6% $ 882 0.9 % Value Enhancing Expenditures by segment: Industrial $ — — % $ — — % $ — — % $ 5,879 7.9% $ 8 — % Office — — — — 1,799 3.0 — — 2,714 2.8 Total Industrial and Office $ — — % $ — — % $ 1,799 3.0% $ 5,879 7.9% $ 2,722 2.8 % Other 325 0.7 694 1.3 548 0.9 1,926 2.6 — — Total Value Enhancing Expenditures $ 325 0.7% $ 694 1.3% $ 2,347 3.9% $ 7,805 10.5% $ 2,722 2.8 % Total Capital Expenditures $ 873 1.8% $ 846 1.6% $ 3,494 5.8% $ 8,216 11.1% $ 3,604 3.7% 1 Represents percentage of capital expenditures compared to consolidated NOI. Capital Expenditures Summary (Cash Basis)

Debt & Capitalization

Capitalization & Liquidity Overview - Consolidated
As of June 30, 2023

(Unaudited, USD in thousands, except for shares)

Capitalization - Consolidated	Contractual Rate[1]	Effective Rate (including swaps)[2]	Term[1]		
SECURED DEBT					
Fixed-Rate Mortgages	4.49%	4.49%	4.0	$	517,146
TOTAL SECURED DEBT					517,146
UNSECURED DEBT [2]					
Revolver Loan [3]	6.45%	3.80%	2.6		400,000
2025 Term Loan	6.40%	4.16%	2.5		400,000
2026 Term Loan	6.40%	2.14%	2.8		150,000
Total Unsecured Debt					950,000
TOTAL CONSOLIDATED DEBT		4.16%	3.1		1,467,146
Less: Cash & cash equivalents - excl. restricted					(360,626)
NET DEBT[6]					1,106,520
Series A Preferred Equity[5]					—
NET DEBT + SERIES A PREFERRED EQUITY				$	**1,106,520**
COMMON EQUITY & OP UNITS					
Common Equity					35,924,476
OP Units					3,534,089
COMMON EQUITY & OP UNITS					**39,458,565**

Debt Ratios - Consolidated	
Net Debt + Series A Preferred Equity /Total Gross Real Estate[5]	40.8 %
Net Debt / Total Gross Real Estate	40.8 %
Net Debt + Series A Preferred Equity / Normalized EBITDAre (Consolidated)[5]	6.6x
Net Debt / Normalized EBITDAre (Consolidated)	6.6x
Unsecured Debt / Total Gross Real Estate	35.0 %
Unsecured properties / Total properties (based on ABR)	57.4 %
Unsecured properties / Total properties (based on acquisition price)	61.7 %
Percentage of Floating-Rate Debt [4]	13.6 %

Liquidity - Consolidated		
TOTAL REVOLVER BORROWING BASE COMMITMENTS	$	984,019
Borrowing base availability (leverage at 60%)	$	984,019
Outstanding revolver and term loan		(950,000)
REVOLVER AVAILABLE CAPACITY	$	34,019
Cash and cash equivalents (excl. restricted)	$	360,626
Revolver available capacity		34,019
TOTAL LIQUIDITY	$	**394,645**

[1] Excludes the impact of fixed-rate swaps.
[2] As of 9/28/22, the Secured Overnight Financing Rate ("SOFR" or "SOF rate") replaced LIBOR as the applicable reference rate for our variable rate debt. The amounts listed in this section use the applicable SOF rate (inclusive of a five day look-back per the credit facility agreement), of 5.05%, plus spread of 1.25% (Term Loans) or 1.30% (Revolver) and 0.1% index. The effective interest rate of the $950 million of term loans are inclusive of the Company's fixed-rate interest swaps. Interest rate swaps only apply to the Company's unsecured debt.
[3] The Revolver Loan is subject to a series of extension options through January 31, 2026, which can be utilized if certain conditions are met and upon payment of an extension fee.
[4] Percentage of floating-rate debt includes impact of fixed-rate swaps.
[5] On April 10, 2023, the Company redeemed all issued and outstanding preferred shares (5mm Series A Preferred Shares which were issued to and held by a third-party international investor).
[6] Refer to the next section for "Unconsolidated Net Debt", which is presented separately since PKST has no obligation to contribute capital to the unconsolidated joint venture and has no guarantee requirement related to the debt of the unconsolidated joint venture.

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24

25 1 Unconsolidated Net debt is presented separately since PKST has no obligation to contribute capital to the unconsolidated joint venture and has no guarantee requirement related to the debt of the unconsolidated joint venture. 2 On April 10, 2023, the Company redeemed all issued and outstanding preferred shares (5mm Series A Preferred Shares which were issued to and held by a third-party international investor). (Unaudited, USD in thousands) Capitalization - Pro Rata TOTAL CONSOLIDATED DEBT $ 1,467,146 Less: Cash & cash equivalents - excl. restricted (360,626) NET DEBT 1,106,520 Unconsolidated Debt - pro rata share 525,573 Unconsolidated Cash & cash equivalents - excl. restricted - pro rata share (9,231) UNCONSOLIDATED NET DEBT (PRO RATA SHARE)1 516,342 NET DEBT (PRO RATA SHARE) 1,622,862 Series A Preferred Equity2 — NET DEBT (PRO RATA SHARE) + SERIES A PREFERRED EQUITY $ 1,622,862 Debt Ratios - Pro Rata Net Debt (pro rata share) + Series A Preferred Equity / Normalized EBITDAre 7.1x Net Debt (pro rata share) / Normalized EBITDAre 7.1x Capitalization & Liquidity Overview - Consolidated (Pro Rata Share) As of June 30, 2023

26 As of (Unaudited, USD in thousands) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 SECURED FIXED-RATE DEBT Mortgage borrowings on wholly-owned portfolio $ 517,146 $ 518,930 $ 539,803 $ 541,689 $ 1,013,410 Total Secured Fixed-Rate Debt 517,146 518,930 539,803 541,689 1,013,410 UNSECURED FLOATING-RATE DEBT Revolving Credit Facility: Revolver Loan 400,000 400,000 — — 373,500 2023 Term Loan — — — — 200,000 2024 Term Loan — — 400,000 400,000 400,000 2025 Term Loan 400,000 400,000 400,000 400,000 400,000 2026 Term Loan 150,000 150,000 150,000 150,000 150,000 Total Unsecured Floating-Rate Debt 950,000 950,000 950,000 950,000 1,523,500 TOTAL CONSOLIDATED DEBT $ 1,467,146 $ 1,468,930 $ 1,489,803 $ 1,491,689 $ 2,536,910 Fixed charge coverage (per the credit facility) 3.5x 1.8x 2.2x 2.3x 3.4x Interest coverage ratio (per the credit facility) 2.6x 2.6x 2.8x 2.7x 3.9x Consolidated Debt Summary

27 (Unaudited, USD in thousands) SECURED DEBT Collateral Contractual Interest Rate Maturity Date Outstanding Balance INDUSTRIAL AND OFFICE Samsonite Mortgage Loan 6.08% 9/1/2023 $ 17,414 Pepsi Bottling Ventures Mortgage Loan 3.69% 10/1/2024 17,640 BOA II Loan 1 4.32% 5/1/2028 250,000 Total Industrial and Office 285,054 OTHER Highway 94 Mortgage Loan 3.75% 8/1/2024 12,229 AIG Loan II 2 4.15% 11/1/2025 121,153 AIG Loan 3 4.96% 2/1/2029 98,710 Total Other 232,092 Total 4.49% Total Consolidated Secured Debt $ 517,146 1 The BOA II portfolio includes the following properties: IGT, 3M, Amazon, and Southern Company. 2 The AIG II portfolio includes the following properties: Owens Corning, Westgate II (Wood Group), Administrative Offices of the Pennsylvania Courts, Wyndham Worldwide, MGM Corporate Center, and Hitachi Astemo 3 The AIG portfolio includes the following properties: Northrop Grumman, Schlumberger, Raytheon Technologies, Avnet, and 30 Independence. Consolidated Secured Debt Schedule As of June 30, 2023

Consolidated Debt Maturity Schedule (Including Effect of Interest Rate Swaps)
As of June 30, 2023

(Unaudited, USD in thousands)

Statistics (Including Effect of Swaps)	Fixed	Floating	Total
Amount	$1,267,146	$200,000	$1,467,146
Percentage of Total Consolidated Debt	86%	14%	100%
W.A. Term Remaining (Yrs)	3.2	2.6	3.1
W.A. Interest Rate (%)	3.8%	6.5%	4.2%



12,229 [2]
17,640 [3]
$17,414 [1]
$29,869
$521,153
$121,153 [4]
$400,000 [5]
$550,000
$400,000 [7]
$150,000 [6]
$–
$250,000 [8]
$98,710 [9]
2023
2024
2025
2026
2027
2028
2029
2025 and 2026 Term loans
Mortgage loans (Industrial and Office) [10]
Mortgage loans (Other) [10]
Revolver

[1] Represents the Samsonite mortgage loan. | [2] Represents the Highway 94 mortgage loan. | [3] Represents the Pepsi Bottling Ventures mortgage loan. | [4] Represents the AIG II mortgage loan. | [5] Represents the 2025 Term Loan. | [6] Represents the 2026 Term Loan. | [7] Represents the Revolving Line of Credit. The Revolver has a maturity date of September 2023 and can be extended through January 2026, subject to the satisfaction certain customary conditions and payment of extension fees. | [8] Represents the BOA II Loan. | [9] Represents the AIG Loan. | [10] Principal repayments on the individual mortgages do not include the net debt premium/(discount) of $0.4 million and deferred financing costs of $(7.0) million.

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28

Leasing Activity & Asset Management

Economic Occupancy Summary

	For the Quarter Ended									
	6/30/2023		3/31/2023		12/31/2022		9/30/2022		6/30/2022	
PORTFOLIO SQUARE FOOTAGE CHANGES										
Total square feet at beginning of period	**18,973,500**		**19,889,700**		**21,057,700**		**29,159,000**		**29,157,000**	
Acquisitions	—		—		—		—		—	
Dispositions	(727,500)		(918,000)		(1,168,700)		(8,101,300)		—	
Remeasurements / other	—		1,800		700		—		2,000	
Total square feet at end of period	**18,246,000**		**18,973,500**		**19,889,700**		**21,057,700**		**29,159,000**	
OCCUPANCY CHANGES [1]										
Occupied square feet beginning of period / Occupancy Rate	**17,951,600**	**/ 94.6 %**	**18,850,400**	**/ 94.8 %**	**20,030,200**	**/ 95.1 %**	**27,023,400**	**/ 92.7 %**	**27,223,000**	**/ 93.4 %**
Expirations:										
Expiring square footage[2]	(60,000)		(193,700)		—		(453,200)		(335,200)	
Lease terminations	—		—		(70,300)		(32,000)		(135,030)	
Total expirations	**(60,000)**		**(193,700)**		**(70,300)**		**(485,200)**		**(470,230)**	
Leases commencing:										
Renewal leases	—		193,700		—		—		72,200	
New leases	17,000		19,200		58,800		362,100		190,900	
Expansion leases	—		—		—		—		7,500	
Other	—		—		—		—		—	
Total leasing activity	**17,000**		**212,900**		**58,800**		**362,100**		**270,600**	
Occupied acquired square feet	—		—		—		—		—	
Occupied disposed square feet	(500,000)		(918,000)		(1,169,400)		(6,870,100)		—	
Total occupancy activity from acquisitions & dispositions	**(500,000)**	**/ 68.7 %**	**(918,000)**	**/ 100.0 %**	**(1,169,400)**	**/ 100.0 %**	**(6,870,100)**	**/ 85.0 %**	**—**	
Other occupancy activity	—		—		700		—		—	
Total occupancy activity	**(543,000)**		**(898,800)**		**(1,180,200)**		**(6,993,200)**		**(199,630)**	
Occupied square feet at end of period / Occupancy Rate	**17,408,600**	**/ 95.4 %**	**17,951,600**	**/ 94.6 %**	**18,850,400**	**/ 94.8 %**	**20,030,200**	**/ 95.1 %**	**27,023,400**	**/ 92.7 %**
Retention[3]		—%		100%		—%		—%		22%

[1] Occupancy changes reflect leases with commencements during the quarter.
[2] Expiring square footage includes square footage for tenants who have expiring leases but have signed renewal leases.
[3] Retention rate: Renewal leases divided by expiring square footage.

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30

Components of Net Asset Value

Components of Net Asset Value
As of June 30, 2023

(Unaudited, USD in thousands)

Annualized Base Rent

		ABR	Percentage of ABR
Industrial			
	Investment grade[1]	$ 35,738	17.7 %
	Sub-investment grade[1]	7,756	3.8
	Unrated credit	4,864	2.4
		48,358	23.9
Office			
	Investment grade[1]	72,895	36.1
	Sub-Investment grade[1]	33,121	16.4
	Unrated credit	6,288	3.1
		112,304	55.6
Industrial and Office		160,662	79.5
Other			
	Investment grade[1]	19,608	9.7
	Sub-investment grade[1]	20,101	10.0
	Unrated credit	1,434	0.8
		41,143	20.5
WHOLLY-OWNED PORTFOLIO		$ 201,805	100.0 %

Balance Sheet Components

NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS		
Cash and cash equivalents	$	360,626
Restricted cash		3,042
Construction in progress		1,576
Investments in unconsolidated entity		146,395
Goodwill/operating company		94,678
Cash - surrender value (DCP)		12,881
Tenant rent receivable		1,225
Prepaid insurance		5,583
Swap assets		41,046
Other assets		9,768
TOTAL NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS	$	676,820

Balance Sheet Components (cont'd)

LIABILITIES		
Revolving credit facility and term loans[2]	$	950,000
Mortgages payable[2]		517,000
Accrued tenant improvements		7,008
Prepaid tenant rent		12,799
Real estate taxes payable		4,924
Restricted reserves		627
Deferred compensation		8,682
Distributions payable		8,295
Interest payable		15,982
Other liabilities		27,531
TOTAL LIABILITIES	$	1,552,848
SERIES A PREFERRED SHARES[3]	$	–
COMMON SHARES + OP UNITS OUTSTANDING		39,459,000

Real Estate Net Book Value

		Net Book Value
REAL ESTATE NET BOOK VALUE		
Industrial	$	601,011
Office		1,300,893
Industrial and Office Total		1,901,904
Other		286,663
WHOLLY-OWNED PORTFOLIO	$	2,188,567

[1] Weighted average based on ABR. Represents ratings of tenants, guarantors or non guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of investment grade in "Notes and Definitions."

[2] Excludes debt premium and deferred financing costs.

[3] On April 10, 2023, the Company redeemed all issued and outstanding preferred shares (5mm Series A Preferred Shares which were issued to and held by a third-party international investor).

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32

Property Information

Property List
As of June 30, 2023

USD in thousands, except Annualized Base Rent / SF metrics

	Segment	Property/Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[2]	Property Sub Type	Year Built/ Renovated[1]	Property WALT[3]	% of Total ABR[3]
1	Industrial	RH	825 Rogers Road	Stockton/Modesto	CA	1,501,400	Single Tenant	100.0 %	Warehouse	2015	7.2	3.6 %
2	Industrial	Amazon (Etna)	11999 National Road	Columbus	OH	856,300	Single Tenant	100.0 %	Warehouse	2016	— [4]	3.0 %
3	Industrial	3M	1650 Macom Drive	Chicago	IL	978,100	Single Tenant	100.0 %	Warehouse	2016	3.3	2.4 %
4	Industrial	Samsonite	10480 Yeager Road	Jacksonville	FL	817,700	Single Tenant	100.0 %	Warehouse	2008	1.4	2.0 %
5	Industrial	Shaw Industries	445 Northport Parkway	Savannah	GA	1,001,500	Single Tenant	100.0 %	Warehouse	2018	9.8	1.7 %
6	Industrial	PepsiCo	8060 State Road 33 North	Tampa	FL	605,400	Single Tenant	100.0 %	Warehouse	2018	5.1	1.6 %
7	Industrial	Amcor	975 West Main Street	Cleveland	OH	586,700	Single Tenant	100.0 %	Manufacturing	1986	9.3	1.3 %
8	Industrial	Amazon (Arlington Heights)	1455 West Cellular Drive	Chicago	IL	182,900	Single Tenant	100.0 %	Warehouse	2020	— [4]	1.2 %
9	Industrial	Pepsi Bottling Ventures	390 Business Park Drive	Winston-Salem	NC	526,300	Single Tenant	100.0 %	Warehouse	2008	9.1	0.9 %
10	Industrial	Roush Industries	333/777 Republic Drive	Detroit	MI	169,200	Single Tenant	100.0 %	Industrial/R&D	2000	5.4	0.8 %
11	Industrial	OceanX	6390 Commerce Court	Columbus	OH	312,000	Single Tenant	100.0 %	Warehouse	2015	6.1	0.7 %
12	Industrial	Berry Global	1515 Franklin Boulevard	Chicago	IL	193,700	Single Tenant	100.0 %	Manufacturing	2003	9.5	0.7 %
13	Industrial	Atlas Copco	3301 Cross Creek Parkway	Detroit	MI	120,000	Single Tenant	100.0 %	Industrial/R&D	2014	2.3	0.7 %
14	Industrial	Huntington Ingalls (500 W. Park Lane)	500 West Park Lane	Hampton Roads	VA	258,300	Single Tenant	100.0 %	Warehouse	1999	4.5	0.6 %
15	Industrial	Huntington Ingalls (300 W. Park Lane)	300 West Park Lane	Hampton Roads	VA	257,200	Single Tenant	100.0 %	Warehouse	2000	4.5	0.6 %
16	Industrial	ZF WABCO	8225 Patriot Boulevard	Charleston	SC	145,200	Single Tenant	100.0 %	Warehouse	2016	10.2	0.6 %
17	Industrial	TransDigm	110 Algonquin Parkway	Northern New Jersey	NJ	114,300	Single Tenant	100.0 %	Manufacturing	1986	4.8	0.5 %
18	Industrial	Hopkins	428 Peyton Street	Emporia	KS	320,800	Single Tenant	100.0 %	Manufacturing	2000	13.5	0.5 %
19	Industrial	Fidelity Building Services	25 Loveton Circle	Baltimore	MD	54,800	Single Tenant	100.0 %	Industrial/R&D	1981	11.5	0.4 %
	INDUSTRIAL TOTAL					**9,001,800**		**100.0 %**			**6.6**	**$ 48,358**

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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Property List (continued)

As of June 30, 2023

USD in thousands, except Annualized Base Rent / SF metrics

	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	Leased %[2]	Property Sub Type	Year Built/ Renovated[1]	Property WALT[3]	% of Total ABR[3]
20	Office	Southern Company	3525 Colonnade Parkway	Birmingham	AL	669,400	Single Tenant	100.0 %	Office	2018	20.7	4.6 %
21	Office	Keurig Dr. Pepper (53 South Avenue)	53 South Avenue	Boston	MA	280,600	Single Tenant	100.0 %	Office	2014	6.4	4.3 %
22	Office	Freeport McMoRan	333 N. Central Ave	Phoenix	AZ	249,000	Single Tenant	100.0 %	Office	2010	3.9	3.9 %
23	Office	Maxar Technologies	1300 West 120th Avenue	Denver	CO	430,000	Single Tenant	100.0 %	Office	2002	7.0	3.7 %
24	Office	LPL (1055 & 1060 LPL Way)	1055 & 1060 LPL Way	Charlotte	SC	307,200	Single Tenant	100.0 %	Office	2016	13.3	2.9 %
25	Office	Travel & Leisure, Co.	14 Sylvan Way	Northern New Jersey	NJ	203,500	Single Tenant	100.0 %	Office	2013	6.2	2.8 %
26	Office	IGT	6355 South Buffalo Drive	Las Vegas	NV	222,300	Single Tenant	100.0 %	Office	2008	7.5	2.5 %
27	Office	International Paper	1740 International Drive	Memphis	TN	238,600	Single Tenant	100.0 %	Office	2015	—[4]	2.5 %
28	Office	Terraces at Copley Point	5887 Copley Drive	San Diego	CA	201,700	Multi-Tenant	70.3 %	Office	2009	7.4	2.3 %
29	Office	onsemi (5701 N. Pima Road)	5701 N. Pima Road	Phoenix	AZ	133,400	Single Tenant	100.0 %	Office	2017	—[4]	1.6 %
30	Office	Zoetis	10 Sylvan Way	Northern New Jersey	NJ	125,700	Single Tenant	100.0 %	Office	2016	—[4]	1.5 %
31	Office	McKesson (5801 N. Pima Road)	5801 North Pima Road	Phoenix	AZ	124,900	Single Tenant	100.0 %	Office	2019	—[4]	1.5 %
32	Office	McKesson (5601 N. Pima Road)	5601 North Pima Road	Phoenix	AZ	138,200	Single Tenant	100.0 %	Office	2017	—[4]	1.5 %
33	Office	York Space Systems (East Village)	6060 South Willow Drive	Denver	CO	138,100	Single Tenant	100.0 %	Office/R&D	2020	8.5	1.5 %
34	Office	40 Wight	40 Wight Avenue	Baltimore	MD	132,200	Multi Tenant	93.2 %	Office	2017	9.3	1.5 %
35	Office	Corteva Agriscience	8501 NW 62nd Ave	Des Moines	IA	184,300	Single Tenant	100.0 %	Office/Lab	2014	3.4	1.4 %
36	Office	Keurig Dr. Pepper (63 South Avenue)	63 South Avenue	Boston	MA	150,700	Single Tenant	100.0 %	Office/Lab/R&D	2013	6.4	1.4 %
37	Office	LPL (1040 LPL Way)	1040 LPL Way	Charlotte	SC	144,400	Single Tenant	100.0 %	Office	2016	13.3	1.4 %
38	Office	Toshiba TEC	3901 South Miami Boulevard	Raleigh/Durham	NC	200,800	Single Tenant	100.0 %	Office	2016	4.8	1.3 %

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

Peakstone
REALTY TRUST

35

Property List (continued)
As of June 30, 2023

USD in thousands, except Annualized Base Rent / SF metrics

	Segment	Property/Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[2]	Property Sub Type	Year Built/ Renovated[1]	Property WALT[3]	% of Total ABR[3]
39	Office	Occidental Petroleum	501 North Division Street	Platteville	CO	114,500	Single Tenant	100.0 %	Office	2013	10.3	1.1 %
40	Office	PPG	400 Bertha Lamme Drive	Pittsburgh	PA	118,000	Single Tenant	100.0 %	Office	2010	7.5	1.1 %
41	Office	Avnet (Phoenix)	2211 S 47th Street	Phoenix	AZ	176,400	Single Tenant	100.0 %	Office	1997	3.2	1.1 %
42	Office	MISO	720 City Center Drive	Indianapolis	IN	133,400	Single Tenant	100.0 %	Office	2016	4.8	1.0 %
43	Office	Amentum (Heritage III)	13500 Heritage Parkway	Dallas/Fort Worth	TX	119,000	Single Tenant	100.0 %	Office	2006	— [4]	0.9 %
44	Office	Fresenius Medical Care	3355 Earl Campbell Pkwy	Tyler	TX	81,000	Single Tenant	100.0 %	Office	2016	8.3	0.9 %
45	Office	Cigna (500 Great Circle Road)	500 Great Circle Road	Nashville	TN	72,200	Single Tenant	100.0 %	Office	2012	4.0	0.7 %
46	Office	Cigna (Express Scripts)	501 Ronda Court	Pittsburgh	PA	70,500	Single Tenant	100.0 %	Office/Data Center	2015	2.0	0.7 %
47	Office	Parallon	6451 126th Avenue North	Tampa	FL	83,200	Single Tenant	100.0 %	Office	2013	1.8	0.7 %
48	Office	AT&T (14500 NE 87th Street)	14500 NE 87th Street	Seattle/Puget Sound	WA	60,000	Single Tenant	100.0 %	Office/Data Center	1995	4.2	0.7 %
49	Office	AT&T (14520 NE 87th Street)	14520 NE 87th Street	Seattle/Puget Sound	WA	59,800	Single Tenant	100.0 %	Office/Data Center	1995	4.2	0.7 %
50	Office	Tech Data	19031 Ridgewood Parkway	San Antonio	TX	58,000	Single Tenant	100.0 %	Office	2014	1.4	0.5 %
51	Office	Rapiscan Systems	23 Frontage Road	Boston	MA	64,200	Single Tenant	100.0 %	Office/Lab	2014	3.9	0.4 %
52	Office	136 & 204 Capcom	136 & 204 Capcom Avenue	Raleigh/Durham	NC	63,000	Multi Tenant	100.0 %	Office/R&D	2010	2.7	0.4 %
53	Office	AT&T (14560 NE 87th Street)	14560 NE 87th Street	Seattle/Puget Sound	WA	36,000	Single Tenant	100.0 %	Office/Data Center	1995	4.2	0.4 %
54	Office	530 Great Circle Road	530 Great Circle Road	Nashville	TN	100,200	Single Tenant	100.0 %	Office/Lab	2011	— [4]	— %
	OFFICE TOTAL					**5,684,400**		**98.8 %**			**7.9**	**$ 112,304**

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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36

Property List (continued)
As of June 30, 2023

USD in thousands, except Annualized Base Rent / SF metrics

	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[2]	Property Sub-Type	Year Built/ Renovated[1]	Property WALT[3]	% of Total ABR[3]
55	Other	Wyndham Hotels & Resorts	22 Sylvan Way	Northern New Jersey	NJ	249,400	Single Tenant	100.0 %	Office	2009	6.2	3.6 %
56	Other	Wood Group (Westgate II)	17320 Katy Freeway	Houston	TX	186,300	Single Tenant	100.0 %	Office	2014	0.8	2.3 %
57	Other	Schlumberger	1200 Enclave Parkway	Houston	TX	149,700	Single Tenant	98.6 %	Office	1999	— [4]	1.8 %
58	Other	Level 3 (ParkRidge One)	10475 Park Meadows Drive	Denver	CO	166,700	Single Tenant	100.0 %	Office	1999	— [4]	1.7 %
59	Other	Raytheon Technologies	2730 West Tyvola Road	Charlotte	NC	198,900	Single Tenant	100.0 %	Office	1999	— [4]	1.6 %
60	Other	Hitachi Energy USA	500 West Highway 94	Jefferson City	MO	660,000	Single Tenant	100.0 %	Manufacturing	1972	1.2	1.4 %
61	Other	Avnet (Chandler)	6700 West Morelos Place	Phoenix	AZ	231,500	Single Tenant	100.0 %	Industrial/R&D	2008	— [4]	1.3 %
62	Other	Franklin Center	6841 Benjamin Franklin Drive	Baltimore	MD	202,500	Multi-Tenant	55.4 %	Office	2008	3.1	1.3 %
63	Other	KBR	345 Bob Heath Drive	Huntsville	AL	120,000	Single Tenant	100.0 %	Office	2013	0.2	1.0 %
64	Other	30 Independence	30 Independence Boulevard	Northern New Jersey	NJ	207,300	Multi-Tenant	52.0 %	Office	2020	7.4	1.0 %
65	Other	Northrop Grumman	4065 Colonel Glenn Highway	Cincinnati/Dayton	OH	99,200	Single Tenant	100.0 %	Office	2012	1.2	0.8 %
66	Other	MGM Corporate Center (880 Grier Drive)	880 Grier Drive	Las Vegas	NV	81,000	Single Tenant	100.0 %	Office	1988	1.2	0.6 %
67	Other	Hitachi Astemo	9296 Intermodal North Court	Columbus	OH	304,600	Single Tenant	100.0 %	Warehouse	2014	1.8	0.6 %
68	Other	MGM Corporate Center (840 Grier Drive)	840 Grier Drive	Las Vegas	NV	60,500	Single Tenant	100.0 %	Office	1997	1.2	0.4 %
69	Other	Administrative Office of Pennsylvania Courts	5035 Ritter Road	Harrisburg	PA	56,600	Single Tenant	100.0 %	Office/Data Center	1988	1.0	0.4 %
70	Other	Owens Corning	4535 Enterprise Drive Northwest	Charlotte	NC	61,200	Single Tenant	100.0 %	Manufacturing	1998	1.5	0.2 %
71	Other	Crosspoint	20022 North 31st Avenue	Phoenix	AZ	351,600	Multi-Tenant	7.8 %	Office	2021	— [4]	0.2 %
72	Other	MGM Corporate Center (950 Grier Drive)	950 Grier Drive	Las Vegas	NV	26,800	Single Tenant	100.0 %	Office	1989	1.2	0.1 %
73	Other	Gold Pointe Corp Ctr Bldg C	11971 Foundation Place	Sacramento	CA	145,900	Vacant	3.2 %	Office	2002	—	— %
	OTHER TOTAL					**3,559,700**		**81.5 %**			**2.7**	**$ 41,143**
	TOTAL CONSOLIDATED PORTFOLIO					**18,245,900**		**96.0 %**			**6.5**	**$ 201,805**

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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37

Portfolio Characteristics

39 1 Weighted average rental increase is based on the remaining term of each lease as of June 30, 2023. Excludes leases with remaining term less than one year. Lease Escalation Frequency % Annualized Base Rent Wtd. Avg. Annual Growth Rate 1 Annually 85.5% 2.1% Every 5 Years 11.6 0.6 Other Frequencies 1.2 7.0 No Escalations 1.7 — PORTFOLIO TOTAL / WEIGHTED AVERAGE 100.0% 2.0% Rent Growth As of June 30, 2023 Annually 84.5% Every 5 Years 12.1% Other Frequencies 1.4% No Escalations 2.1% Annually 93.1% No Escalations 6.9% Annually 90.9% Every 5 Years 9.1% Annually 80.8% Every 5 Years 17.3% Other Frequencies 2.0% Industrial Industrial and OfficeOffice Other Lease Escalations by Segment

Tenant Concentration: Consolidated
As of June 30, 2023

	Top 10 Tenants			
	Tenant/Major Tenant	Rating[1]	% of Annualized Base Rent[2]	WALT (years)[3]
1	Keurig Dr. Pepper	Baa1[4]	5.7%	6.4
2	Southern Company Services	BBB+	4.6	20.7
3	LPL Holdings	BBB-	4.2	13.3
4	Amazon[5]	AA	4.2	8.1
5	Freeport McMoRan	Baa2[4]	3.9	3.9
6	Maxar Technologies	B+	3.7	7.0
7	RH	IG10[6]	3.6	7.2
8	Wyndham Hotels & Resorts	BB-	3.6	6.2
9	McKesson	A-	3.0	5.3
10	Travel & Leisure, Co.	BB-	2.8	6.2
	Top 10 Total/Average Lease Term		**39.3%**	**8.7**

Investment Grade Calculation Based On:[2]	
Tenant	34.7 %
Guarantor	9.1
Tenant/Guarantor	43.8
Non-Guarantor Parent	19.7
Total Investment Grade	**63.5 %**

Tenant Profile	
Number of Tenants	70
Average Square Footage Leased per Tenant	250,239
Average Annualized Base Rent per Sq Ft - Industrial	$5.37
Average Annualized Base Rent per Sq Ft - Office	$19.76
Average Annualized Base Rent per Sq Ft - Other	$11.56
Weighted Average Lease Term (WALT)[3]	6.5

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on Annualized Base Rent by tenant as compared to consolidated total.
[3] Weighted average based on ABR.
[4] Represents a rating issued by Moody's at http://www.moodys.com.
[5] Represents the combined base rental revenue for two properties leased to the tenant/major tenant.
[6] Represents a rating issued by Bloomberg services.

Peakstone REALTY TRUST

40

Tenant Concentration: Industrial and Office

As of June 30, 2023

	Top 10 Tenants			
	Tenant/Major Tenant	Rating[1]	% of Annualized Base Rent[2]	WALT (years)[3]
1	Keurig Dr. Pepper	Baa1[4]	7.2%	6.4
2	Southern Company Services	BBB+	5.7	20.7
3	LPL Holdings	BBB-	5.3	13.3
4	Amazon[5]	AA	5.3	8.1
5	Freeport McMoRan	Baa2[4]	4.9	3.9
6	Maxar Technologies	B+	4.7	7.0
7	RH	IG10[6]	4.6	7.2
8	McKesson	A-	3.8	5.3
9	Travel & Leisure, Co.	BB-	3.6	6.2
10	IGT	BB+	3.2	7.5
	Top 10 Total/Average Lease Term		**48.3%**	**8.9**

Investment Grade Calculation Based On:[2]	
Tenant	37.3 %
Guarantor	9.7
Tenant/Guarantor	47.0
Non-Guarantor Parent	20.6
Total Investment Grade	**67.6 %**

Tenant Profile	
Number of Tenants	48
Average Square Footage Leased per Tenant	304,525
Average Annualized Base Rent per Sq Ft: Industrial and Office	$11.05
Weighted Average Lease Term (WALT)[3]	7.6

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on Annualized Base Rent by tenant for industrial and office segments.
[3] Weighted average based on ABR.
[4] Represents a rating issued by Moody's at http://www.moodys.com.
[5] Represents the combined base rental revenue for two properties leased to the tenant/major tenant.
[6] Represents a rating issued by Bloomberg services.

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41

Tenant Concentration: Industrial
As of June 30, 2023

	Tenant/Major Tenant	Rating[1]	% of Annualized Base Rent[2]	WALT (years)[3]
		Top 10 Tenants		
1	Amazon[4]	AA	17.5%	8.1
2	RH	IG10 [5]	15.2	7.2
3	3M Company	A2 [6]	10.1	3.3
4	Samsonite	BB	8.5	1.4
5	Shaw Industries	AA	6.9	9.8
6	PepsiCo	A+	6.6	5.1
7	Amcor	BBB	5.5	9.3
8	Huntington Ingalls	BBB-	5.3	4.5
9	Pepsi Bottling Ventures, LLC	A2 [6]	3.9	9.1
10	Roush Industries, Inc.	NR [7]	3.4	5.4
	Top 10 Total/Average Lease Term		**82.9%**	**6.3**

Investment Grade Calculation Based On:[2]	
Tenant	25.3 %
Guarantor	20.3
Tenant/Guarantor	45.6
Non-Guarantor Parent	28.3
Total Investment Grade	**73.9 %**

Tenant Profile	
Number of Tenants	17
Average Square Footage Leased per Tenant	529,518
Average Annualized Base Rent per Sq Ft: Industrial	$5.37
Weighted Average Lease Term (WALT)[3]	6.6

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on Annualized Base Rent by tenant for industrial segment.
[3] Weighted average based on ABR.
[4] Represents the combined base rental revenue for two properties leased to the tenant/major tenant.
[5] Represents a rating issued by Bloomberg services.
[6] Represents a rating issued by Moody's at http://www.moodys.com.
[7] Indicates that the tenant is not rated by the major credit agencies used.

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42

Tenant Concentration: Office
As of June 30, 2023

Top 10 Tenants

	Tenant/Major Tenant	Rating[1]	% of Annualized Base Rent[2]	WALT (years)[3]
1	Keurig Dr. Pepper	Baa1[4]	10.3%	6.4
2	Southern Company Services	BBB+	8.2	20.7
3	LPL Holdings	BBB-	7.6	13.3
4	Freeport McMoRan	Baa2 [4]	7.0	3.9
5	Maxar Technologies	B+	6.7	7.0
6	McKesson	A-	5.5	5.3
7	Travel & Leisure, Co.	BB-	5.1	6.2
8	IGT	BB+	4.6	7.5
9	International Paper Company	BBB	4.5	6.7
10	Guild Mortgage Company	HY1[5]	4.1	7.4
	Top 10 Total/Average Lease Term		**63.6%**	**8.9**

Investment Grade Calculation Based On:[2]	
Tenant	42.4 %
Guarantor	5.1
Tenant/Guarantor	47.5
Non-Guarantor Parent	17.4
Total Investment Grade	**64.9 %**

Tenant Profile	
Number of Tenants	31
Average Square Footage Leased per Tenant	181,142
Average Annualized Base Rent per Sq Ft: Office	$19.76
Weighted Average Lease Term (WALT)[3]	7.9

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on Annualized Base Rent by tenant for office segment.
[3] Weighted average based on ABR.
[4] Represents a rating issued by Moody's at http://www.moodys.com.

Peakstone REALTY TRUST

43

44 Industry Concentration: Consolidated As of June 30, 2023,�2021 Top 10 Industries Top 20 Sub-Industries   Industry % of Annualized Base Rent1   Sub-Industry % of Annualized Base Rent1 1 Capital Goods 15.9% 1 Aerospace & Defense 10.3% 2 Consumer Services 10.6 2 Soft Drinks 8.2 3 Materials 9.9 3 Hotels, Resorts & Cruise Lines 6.4 4 Food, Beverage & Tobacco 8.2 4 Health Care Services 4.6 5 Commercial & Professional Services 6.2 5 Renewable Electricity 4.6 6 Health Care Equipment & Services 6.0 6 Investment Banking & Brokerage 4.2 7 Utilities 5.6 7 Internet & Direct Marketing Retail 4.2 8 Energy 5.2 8 Oil & Gas Equipment & Services 4.1 9 Retailing 4.7 9 Copper 3.9 10 Diversified Financials 4.4 10 Paper Packaging 3.8 � Top 10 total 76.7% 11 Casinos & Gaming 3.7 All others 23.3% 12 Commercial & Professional Services 3.7 � � � 13 Homefurnishing Retail 3.6 14 Technology Distributors 2.9 � � � 15 Industrial Conglomerates 2.4 16 IT Consulting & Other Services 2.3 � � � 17 Apparel, Accessories & Luxury Goods 2.0 18 Integrated Telecommunication Services 1.8 � � � 19 Semiconductors 1.7 20 Alternative Carriers 1.7 � � � � Top 20 total 80.1 % All others 19.9% 1 Based on Annualized Base Rent for wholly-owned portfolio.

45 Industry Concentration: Industrial and Office As of June 30, 2023,�2021 Top 10 Industries Top 20 Sub-Industries   Industry % of Annualized Base Rent1   Sub-Industry % of Annualized Base Rent1 1 Capital Goods 14.5% 1 Soft Drinks 10.4% 2 Materials 12.4 2 Aerospace & Defense 9.9 3 Food, Beverage & Tobacco 10.4 3 Health Care Services 5.8 4 Health Care Equipment & Services 7.5 4 Renewable Electricity 5.7 5 Utilities 7.0 5 Investment Banking & Brokerage 5.3 6 Consumer Services 6.8 6 Internet & Direct Marketing Retail 5.3 7 Commercial & Professional Services 6.0 7 Copper 4.9 8 Retailing 6.0 8 Paper Packaging 4.8 9 Diversified Financials 5.4 9 Commercial & Professional Services 4.6 10 E-Commerce 5.3 10 Homefurnishing Retail 4.6 � Top 10 total 81.3% 11 Hotels, Resorts & Cruise Lines 3.6 All others 18.7% 12 Casinos & Gaming 3.2 � � � 13 Industrial Conglomerates 3.1 14 Apparel, Accessories & Luxury Goods 2.5 � � � 15 Integrated Telecommunication Services 2.2 16 Textiles 2.1 � � � 17 Semiconductors 2.1 18 Technology Distributors 2.0 � � � 19 Pharmaceuticals 1.9 20 Fertilizers & Agricultural Chemicals 1.8 � � � � Top 20 total 85.8 % All others 14.2% 1 Based on Annualized Base Rent for the industrial and office segments.

46 Industry Concentration: Industrial As of June 30, 20232021 Top 8 Industries Top 14 Sub-Industries   Industry % of Annualized Base Rent1   Sub-Industry % of Annualized Base Rent1 1 Capital Goods 22.8% 1 Internet & Direct Marketing 17.5% 2 E-Commerce 17.5 2 Homefurnishing Retail 15.2 3 Consumer Durables & Apparel 15.4 3 Soft Drinks 10.6 4 Retailing 15.2 4 Industrial Conglomerates 10.1 5 Food, Beverage & Tobacco 10.6 5 Apparel, Accessories & Luxury Goods 8.5 6 Materials 8.5 6 Aerospace & Defense 7.6 7 Automobiles & Components 5.5 7 Textiles 6.9 8 Commercial & Professional Services 4.5 8 Paper Packaging 5.5 � Top 8 total 100.0% 9 Diversified Support Services 4.5 All others — % 10 Auto Components 3.4 � � � 11 Metal & Glass Containers 3.0 12 Industrial Machinery 2.8 � � � 13 Construction Machinery & Heavy Trucks 2.3 14 Auto Parts & Equipment 2.1 Top 14 total 100.0% � � � All others — % 1 Based on Annualized Base Rent for industrial segment.

47 Industry Concentration: Office As of June 30, 2023 2021 Top 10 Industries Top 20 Sub-Industries   Industry % of Annualized Base Rent1   Sub-Industry % of Annualized Base Rent1 1 Materials 14.1% 1 Aerospace & Defense 10.9% 2 Capital Goods 10.9 2 Soft Drinks 10.3 3 Health Care Equipment & Services 10.8 3 Health Care Services 8.3 4 Food, Beverage & Tobacco 10.3 4 Renewable Electricity 8.2 5 Utilities 10.1 5 Investment Banking & Brokerage 7.6 6 Consumer Services 9.7 6 Copper 7.0 7 Diversified Financials 7.7 7 Commercial & Professional Services 6.6 8 Commercial & Professional Services 6.6 8 Hotels, Resorts & Cruise Lines 5.1 9 Technology Hardware & Equipment 5.2 9 Casinos & Gaming 4.6 10 Telecommunication Services 3.2 10 Paper Packaging 4.5 Top 10 total 88.6% 11 Integrated Telecommunication Services 3.2 All others 11.4% 12 Semiconductors 2.9 13 Technology Distributors 2.8 14 Pharmaceuticals 2.8 15 Fertilizers & Agricultural Chemicals 2.6 16 Technology Hardware, Storage & Peripherals 2.3 17 Oil & Gas Exploration & Production 2.0 18 Home Improvement Retail 2.0 19 Electric Utilities 1.8 20 IT Consulting & Other Services 1.7 � � Top 20 total 97.2 % All others 2.8% 1 Based on Annualized Base Rent for office segment.

48 Geographic Distribution (% of Annualized Base Rent1) Market Concentration: Consolidated As of June 30, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Phoenix $ 22,591 11.2% 2 Northern New Jersey 19,231 9.5 3 Denver 13,912 6.9 4 Boston 12,425 6.2 5 Charlotte 12,117 6.0 6 Birmingham 9,224 4.6 7 Columbus 8,752 4.3 8 Chicago 8,719 4.3 9 Houston 8,233 4.1 10 Las Vegas 7,538 3.7 Top 10 total $ 122,742 60.8% 11.2% 9.5% 8.0% 6.5% 6.4% 6.2% 5.9% 5.6% 4.8% 4.4% 31.5% Arizona New Jersey Colorado Ohio Texas Massachusetts California Alabama South Carolina North Carolina All Others 1 Based on Annualized Base Rent for wholly-owned portfolio.

49 Geographic Distribution (% of Annualized Base Rent1) Market Concentration: Industrial and Office As of June 30, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Phoenix $ 19,545 12.2% 2 Boston 12,425 7.7 3 Denver 10,523 6.5 4 Northern New Jersey 9,933 6.2 5 Birmingham 9,224 5.7 6 Chicago 8,719 5.4 7 Charlotte 8,552 5.3 8 Columbus 7,557 4.7 9 Stockton/Modesto 7,340 4.6 10 Las Vegas 5,121 3.2 Top 10 total $ 98,939 61.5% 12.2% 8.0% 7.7% 7.4% 6.4% 6.2% 6.0% 5.7% 5.4% 5.4% 29.5% Arizona Colorado Massachusetts California Ohio New Jersey South Carolina Alabama Illinois Florida All Others 1 Based on Annualized Base Rent for the industrial and office segments.

50 Geographic Distribution (% of Annualized Base Rent1) Market Concentration: Industrial As of June 30, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Chicago $ 8,719 18.0% 2 Columbus 7,557 15.6 3 Stockton/Modesto 7,340 15.2 4 Jacksonville 4,094 8.5 5 Savannah 3,335 6.9 6 Tampa 3,214 6.6 7 Detroit 3,042 6.3 8 Cleveland 2,662 5.5 9 Hampton Roads 2,564 5.3 10 Winston-Salem 1,893 3.9 Top 10 total $ 44,420 91.8% 21.1% 18.0% 15.2% 15.1% 6.9% 6.3% 5.3% 3.9% 2.3% 2.3% 3.6% Ohio Illinois California Florida Georgia Michigan Virginia North Carolina South Carolina New Jersey All Others 1 Based on Annualized Base Rent for industrial segment.

51 Geographic Distribution (% of Annualized Base Rent1) Market Concentration: Office As of June 30, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Phoenix $ 19,545 17.4% 2 Boston 12,425 11.1 3 Denver 10,523 9.4 4 Birmingham 9,224 8.2 5 Northern New Jersey 8,842 7.9 6 Charlotte 8,552 7.6 7 Las Vegas 5,121 4.6 8 Memphis 5,030 4.5 9 San Diego 4,597 4.1 10 Pittsburgh 3,654 3.3 Top 10 total $ 87,513 78.1% 17.4% 11.4% 11.1% 8.2% 7.9% 7.6% 5.8% 4.6% 4.1% 4.1% 17.9% Arizona Colorado Massachusetts Alabama New Jersey South Carolina Tennessee Nevada Texas California All Others 1 Based on Annualized Base Rent for office segment.

52 Lease Expirations: Consolidated As of June 30, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent) 1 Based on Annualized Base Rent for wholly-owned portfolio. 2 Excludes approximately 2K of SF related to cafes. $2,110 $24,313 $9,444 $12,723 $14,179 $19,636 $34,095 $25,936 $17,545 $10,519 $31,305 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Industrial Office Other Total Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 — — 1 1 120,000 $ 2,110 1.0% 2024 1 1 9 11 2,357,400 24,313 12.0 2025 1 4 3 8 871,900 9,444 4.7 2026 1 2 1 4 1,449,100 12,723 6.3 2027 — 7 — 7 570,700 14,179 7.0 2028 5 3 5 13 2,152,100 19,636 9.7 2029 1 6 1 8 1,565,800 34,095 16.9 2030 1 3 3 7 2,385,100 25,936 12.9 2031 2 3 — 5 1,460,500 17,545 8.7 2032 2 3 — 5 1,374,300 10,519 5.2 >2032 5 6 1 12 3,203,200 31,305 15.6 Vacant — — — — 726,000 — — Totals 19 38 24 81 18,236,100 2 $ 201,805 100.0%

53 Lease Expirations: Industrial and Office As of June 30, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent) $— $5,076 $4,684 $10,031 $14,179 $16,293 $26,830 $24,502 $17,545 $10,519 $31,003 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Industrial Office Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 — — — $ — — % 2024 1 1 875,700 5,076 3.2 2025 1 4 307,200 4,684 2.9 2026 1 2 1,338,800 10,031 6.2 2027 — 7 570,700 14,179 8.8 2028 5 3 1,876,800 16,293 10.1 2029 1 6 1,316,400 26,830 16.7 2030 1 3 2,311,700 24,502 15.3 2031 2 3 1,460,500 17,545 10.9 2032 2 3 1,374,300 10,519 6.5 >2032 5 6 3,185,100 31,003 19.4 Vacant — — 69,000 — — Totals 19 38 14,686,200 $ 160,662 100.0% 1 Based on Annualized Base Rent for the industrial and office segments.

54 Lease Expirations: Industrial As of June 30, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent) $— $4,094 $1,377 $4,902 $— $8,534 $1,482 $7,340 $8,451 $4,555 $7,623 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Leases Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 — — $ — — % 2024 1 817,700 4,094 8.5 2025 1 120,000 1,377 2.8 2026 1 978,100 4,902 10.1 2027 — — — — 2028 5 1,404,400 8,534 17.6 2029 1 312,000 1,482 3.1 2030 1 1,501,400 7,340 15.2 2031 2 1,039,200 8,451 17.5 2032 2 1,113,000 4,555 9.4 >2032 5 1,716,000 7,623 15.8 Vacant — — — — Totals 19 9,001,800 $ 48,358 100.0% 1 Based on annualized base rent for industrial segment.

55 Lease Expirations: Office As of June 30, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent) $— $982 $3,307 $5,129 $14,179 $7,759 $25,348 $17,162 $9,094 $5,964 $23,380 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Leases Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 — — $ — — % 2024 1 58,000 982 0.9 2025 4 187,200 3,307 2.9 2026 2 360,700 5,129 4.6 2027 7 570,700 14,179 12.6 2028 3 472,400 7,759 6.9 2029 6 1,004,400 25,348 22.6 2030 3 810,300 17,162 15.3 2031 3 421,300 9,094 8.1 2032 3 261,300 5,964 5.3 >2032 6 1,469,100 23,380 20.8 Vacant — 70,000 — — Totals 38 5,685,400 $ 112,304 100.0% 1 Based on Annualized Base Rent for office segment.

56 Lease Expirations: Other As of June 30, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent1) $2,110 $19,237 $4,760 $2,692 $— $3,343 $7,265 $1,434 $— $— $302 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Total Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 1 120,000 $ 2,110 5.1% 2024 9 1,481,700 19,237 46.8 2025 3 564,700 4,760 11.6 2026 1 110,300 2,692 6.5 2027 — — — — 2028 5 275,300 3,343 8.1 2029 1 249,400 7,265 17.7 2030 3 73,400 1,434 3.5 2031 — — — — 2032 — — — — >2032 1 18,100 302 0.7 Vacant — 657,000 — — Totals 24 3,549,900 $ 41,143 100.0% 1 Based on Annualized Base Rent by expiring leases for other segment.

57 Geographic Distribution (% of Annualized Base Rent1) Market Concentrations: Other As of June 30, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Northern New Jersey $ 9,298 22.6% 2 Houston 8,233 20.0 3 Charlotte 3,565 8.7 4 Denver 3,389 8.2 5 Phoenix 3,046 7.4 6 Jefferson City 2,798 6.8 7 Baltimore 2,692 6.5 8 Las Vegas 2,417 5.9 9 Huntsville 2,110 5.1 10 Cincinnati/Dayton 1,632 4.0 Top 10 total $ 39,180 95.2% 22.6% 20.0% 8.7% 8.2% 7.4% 6.9% 6.8% 6.5% 5.9% 5.1% 1.9% New Jersey Texas North Carolina Colorado Arizona Ohio Missouri Maryland Nevada Alabama All Others 1 Based on Annualized Base Rent for other segment.

Notes & Definitions

59 Notes & Definitions ABR (Annualized Base Rent) “Annualized Base Rent” or “ABR” means the contractual base rent excluding abatement periods and deducting base year operating expenses for gross and modified gross leases as of June 30, 2023, unless otherwise specified, multiplied by 12 months. For properties in the Company's portfolio that had rent abatement periods as of June 30, 2023, we used the monthly contractual base rent payable following expiration of the abatement. Adjusted EBITDA "Adjusted EBITDA" means an amount, as defined in the Company's Credit Facility, derived from (a) net income before (b) interest, taxes, depreciation and amortization (EBITDA), plus (c) acquisition fees and expenses, (d) asset and property management fees, (e) straight-line rents and in-place lease amortization for the period, further adjusted for (f) acquisitions that have closed during the period, (g) certain reserves for capital expenditures, and (h) excluding activity relating to any partnership to the extent we are not a general partner and to the extent we are not liable for the associated indebtedness. We use Adjusted EBITDA, EBITDA and EBITDAre as non-GAAP supplemental performance measures to evaluate the operating performance of the Company. We believe these measures are helpful to investors because they are direct measures of the actual operating results of our properties. However, because Adjusted EBITDA, EBITDA and EBITDAre are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our liquidity is limited. Accordingly, Adjusted EBITDA, EBITDA and EBITDAre should not be considered alternatives to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. Average Annual Rent Escalations "Average Annual Rent Escalations" is defined as weighted average rental increase is based on the remaining term of each lease, excluding leases that expire within one year. EBITDA “EBITDA” is earnings before interest, tax, depreciation and amortization. We use EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is adirect measure of the actual operating results of our properties. However, because EBITDA is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDA may not be comparable to similarly titled measures of other companies. EBITDAre “EBITDAre” is defined by The National Association of Real Estate Investment Trusts ("NAREIT") as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/ gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g) adjustments to reflect the entity's share of EBITDAre of consolidated affiliates. We use EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDAre should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDAre may not be comparable to similarly titled measures of other companies. Economic Occupancy "Economic Occupancy" means leases effective as of the reporting date. Fixed Charge Coverage "Fixed Charge Coverage" is Adjusted EBITDA annualized divided by sum of principal paid and due, interest expense, and cash dividends on preferred shares.

60 Notes & Definitions (continued) Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO") "FFO" and "AFFO" are non-GAAP financial measures that we believe are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable real estate assets, adding back impairment write-downs of depreciable real estate assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures and preferred distributions. Because FFO calculations exclude such items as depreciation and amortization of depreciable real estate assets and gains and losses from sales of depreciable real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, the Company believes that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of the Company's performance relative to its competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. Additionally, the Company uses AFFO as a non-GAAP financial measure to evaluate the Company's operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of share-based compensation net, deferred rent, amortization of in-place lease valuation, acquisition-related costs, financed termination fee, net of payments received, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-off transaction costs and other one-time transactions. FFO and AFFO have been revised to include amounts available to both common shareholders and limited partners for all periods presented. AFFO is a measure used among the Company's peer group. The Company also believes that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, the Company believes AFFO is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies.

61 Notes & Definitions (continued) FFO and AFFO - cont. Management believes that AFFO is a beneficial indicator of its ongoing portfolio performance and ability to sustain its current distribution level. More specifically, AFFO isolates the financial results of the Company's operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results or the Company's future ability to make or sustain distributions. By providing FFO and AFFO, the Company presents information that assists investors in aligning their analysis with management’s analysis of long-term operating activities. For all of these reasons, the Company believes the non-GAAP measures of FFO and AFFO, in addition to net income (loss) are helpful supplemental performance measures and useful to investors in evaluating the performance of the Company's real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of the Company's cash available to fund distributions since other uses of cash, such as capital expenditures at the Company's properties and principal payments of debt, are not deducted when calculating FFO and AFFO. The use of AFFO as a measure of long-term operating performance on value is also limited if the Company does not continue to operate under its current business plan as noted above. FFO and AFFO should not be viewed as a more prominent measure of performance than net income (loss) and each should be reviewed in connection with GAAP measurements. Neither the SEC, NAREIT, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, NAREIT may decide to standardize the allowable exclusions across the REIT industry, and the Company may have to adjust the calculation and characterization of this non-GAAP measure. Investment Grade “Investment grade” means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs. In the context of Peakstone’s portfolio, references to “investment grade” include, and credit ratings provided by Peakstone may refer to, tenants, guarantors, and non-guarantor parent entities. There can be no assurance that such guarantors or non- guarantor parent entities will satisfy the tenant’s lease obligations, and accordingly, any such credit ratings may not be indicative of the creditworthiness of the Company's tenants. Net Debt “Net Debt” is total consolidated debt less cash and cash equivalents (excluding restricted cash). Net Debt (pro rata share) “Net Debt (pro rata share)” is total consolidated debt plus unconsolidated debt (pro rata share), less cash and cash equivalents (excluding restricted cash).

Notes & Definitions (continued)

Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI

"NOI" is a non-GAAP measure calculated as net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding equity in the earnings of our unconsolidated real estate joint ventures, general and administrative expenses, interest expense, depreciation and amortization, impairment of real estate, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, investment income or loss and termination income. Net operating income on a cash basis ("Cash NOI") is net operating income adjusted to exclude the effect of straight-line rent and amortization of acquired above-and below market lease intangibles adjustments required by GAAP. Net operating income on a cash basis for our Same Store portfolio ("Same Store Cash NOI") is Cash NOI for properties held for the entirety of all periods presented. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income (loss). In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets. Because NOI, Cash NOI and Same Store Cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI, Cash NOI and Same Store Cash NOI as measures of our performance is limited. Therefore, NOI, Cash NOI and Same Store Cash NOI should not be considered as alternatives to net income (loss), as computed in accordance with GAAP. NOI, Cash NOI and Same Store Cash NOI may not be comparable to similarly titled measures of other companies.

The table below represents a reconciliation of NOI to Cash NOI for the interim periods presented in the "Selected Financial Data" on page 9.

	For the Quarter Ended											
	3/31/2023				12/31/2022				9/30/2022			
(Unaudited, USD in thousands)	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio
Revenue	$ 14,594	$ 39,189	$ 13,190	$ 66,973	$ 15,945	$ 45,643	$ 14,305	$ 75,893	$ 15,095	$ 72,128	$ 14,107	$ 101,330
Operating Property Expense	(842)	(3,394)	(2,874)	(7,110)	(1,083)	(5,071)	(3,203)	(9,357)	(638)	(10,301)	(2,777)	(13,716)
Property Tax Expense	(1,059)	(2,706)	(2,057)	(5,822)	(1,235)	(2,940)	(1,890)	(6,065)	(1,005)	(6,906)	(1,826)	(9,737)
Property Management Fees	(63)	(237)	(222)	(522)	(63)	(312)	(214)	(589)	(63)	(547)	(213)	(823)
TOTAL NOI	12,630	32,852	8,037	53,519	13,564	37,320	8,998	59,882	13,389	54,374	9,291	77,054
NON-CASH ADJUSTMENTS:												
Straight Line Rent	(117)	(4,457)	315	(4,259)	(135)	(4,784)	264	(4,655)	(456)	(2,239)	(68)	(2,763)
In-Place Lease Amortization	(95)	99	(126)	(122)	(93)	(702)	(128)	(923)	(87)	(220)	(129)	(436)
Deferred Termination Income	(24)	—	—	(24)	(36)	—	(508)	(544)	—	—	(758)	(758)
Deferred Ground/Office Lease	—	433	—	433	—	433	—	433	—	490	—	490
Other Intangible Amortization	—	368	—	368	—	377	—	377	—	377	—	377
Inducement Amortization	—	101	—	101	—	79	—	79	—	—	—	—
TOTAL CASH NOI	$ 12,394	$ 29,396	$ 8,226	$ 50,016	$ 13,300	$ 32,723	$ 8,626	$ 54,649	$ 12,846	$ 52,782	$ 8,336	$ 73,964

Peakstone REALTY TRUST

62

Notes & Definitions

Normalized EBITDAre

"Normalized EBITDAre" is a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre(as defined by NAREIT), modified to exclude items such as acquisition-related expenses, employee separation expenses and other items that we believe are not indicative of the performance of our portfolio. Normalized EBITDAre also excludes the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership (in each case, as if such disposition or acquisition had occurred on the first day of the quarter). We may also exclude the annualizing of other large transaction items such as termination income recognized during the quarter.

Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time. However, because Normalized EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies.

Normalized EBITDAre (Consolidated)

"Normalized EBITDAre (Consolidated)" represents Normalized EBITDAre adjusted to exclude items related to any unconsolidated entities. We calculated Normalized EBITDAre (Consolidated) as follows:

	For the Quarter Ended				
(Unaudited, USD in thousands)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Normalized EBITDAre	$ 56,898	$ 58,383	$ 57,924	$ 64,350	$ 86,861
Adjustment for unconsolidated joint venture	(15,251)	(15,452)	(12,791)	—	—
Normalized EBITDAre (Consolidated)	$ 41,647	$ 42,931	$ 45,133	$ 64,350	$ 86,861

Management believes these adjustments to reconcile to Normalized EBITDAre (Consolidated) provides investors a view of the performance of our consolidated portfolio over time. However, because Normalized EBITDAre (Consolidated) is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre (Consolidated) should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre(Consolidated) may not be comparable to similarly titled measures of other companies.

Peakstone
REALTY TRUST

63

64 Notes & Definitions (continued) Operating Margin "Operating Margin" is NOI/Revenue. Per Share "Per Share" data represents basic and diluted shares and reflects the impact of the Company's one-for-nine reverse share split. Pro Rata "Pro rata" represents the Company's share of the unconsolidated joint venture. Same Store "Same store" portfolio means properties which were held for a full period compared to the same period in the prior year. Unencumbered Assets "Unencumbered Assets" are properties not secured by a mortgage debt or included in the Revolver's borrowing base calculation. WALT “WALT” is weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted based on Annualized Base Rent.